EXHIBIT 99


THE COCA-COLA COMPANY                      Media Relations Department
                                           P.O. Box 1734, Atlanta, Georgia 30301
NEWS RELEASE                               Telephone (404) 676-2121


FOR IMMEDIATE RELEASE                             Contact:        Ben Deutsch
                                                                  404-676-2683





                     THE COCA-COLA COMPANY ISSUES STATEMENT
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     ATLANTA, July 11, 2003 - The Coca-Cola Company has been informed that the
United States Attorney's Office for the Northern District of Georgia has initiated an investigation arising from the allegations raised in civil litigation recently filed in Atlanta by Matthew Whitley, a former employee. The Company will cooperate with the inquiry.

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